UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 1, 2015

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction

of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

1800 West Pasewalk Avenue, Suite 200 Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

Supertel Hospitality, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 7, 2015, Condor Hospitality, Inc. (the “Company”) filed a Form 8-K dated October 1, 2015 to report the acquisition of three hotels. This amendment to the Form 8-K is filed to provide the financial statements and pro forma financial information required to be filed by the Company for the three hotels.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Exhibit 99.1	Audited Financial Statements of PHG College Park, LLC for the year ended December 31, 2014

Exhibit 99.2	Audited Financial Statements of PHG JAX Flagler, LLC for the year ended December 31, 2014

Exhibit 99.3	Audited Financial Statements of PHG San Antonio, LLC for the year ended December 31, 2014

Exhibit 99.4	Unaudited Financial Statements of PHG College Park, LLC for the six months ended June 30, 2015

Exhibit 99.5	Unaudited Financial Statements of PHG JAX Flagler, LLC for the six months ended June 30, 2015

Exhibit 99.6	Unaudited Financial Statements of PHG San Antonio, LLC for the six months ended June 30, 2015

(b) Pro Forma Financial Information.

Exhibit 99.7	Pro forma financial information on the acquisition of three hotels

(d) Exhibits.

Exhibit 23.1	Consent of Brady Ware & Company

Exhibit 23.2	Consent of Brady Ware & Company

Exhibit 23.3	Consent of Brady Ware & Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: December 17, 2015	By:	/s/ Jonathan Gantt
		Name:	Jonathan Gantt
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Audited Financial Statements of PHG College Park, LLC for the year ended December 31, 2014

Exhibit 99.2	Audited Financial Statements of PHG JAX Flagler, LLC for the year ended December 31, 2014

Exhibit 99.3	Audited Financial Statements of PHG San Antonio, LLC for the year ended December 31, 2014

Exhibit 99.4	Unaudited Financial Statements of PHG College Park, LLC for the six months ended June 30, 2015

Exhibit 99.5	Unaudited Financial Statements of PHG JAX Flagler, LLC for the six months ended June 30, 2015

Exhibit 99.6	Unaudited Financial Statements of PHG San Antonio, LLC for the six months ended June 30, 2015

Exhibit 99.7	Pro forma financial information on the acquisition of three hotels

Exhibit 23.1	Consent of Brady Ware & Company

Exhibit 23.2	Consent of Brady Ware & Company

Exhibit 23.3	Consent of Brady Ware & Company